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SUSTAINABLE RESOURCE
DEVELOPMENT

Subject to the Forests Act and The Timber Management Regulation

Timber Disposition Timber License DTLF 110001

is hereby granted to: Footner Forest Products Ltd. Box 1856, High Level, AB TOH 1ZO

on the Crown Lands described on the attached Appendix A and is subject to the terms and conditions on the attached Schedule A.

Effective: April 23, 2002	Expires: April 30, 2005

PERMANENT CONDITIONS:

			ESTIMATED	DUES
A.	SPECIES	CONDITION	VOLUME (m3)	RATE ($/m3)
	A	Green	50,000	As per Timber Management Regulation.

B.	PERFORMANCE GUARANTEE DEPOSIT: $4,320.00

C.	QUOTA CERTIFICATE NUMBER: DTAF110001 ANNUAL AUTHORIZED VOLUME: 22000m3

D.	ALL TIMBER MEETING OR EXCEEDING THE FOLLOWING DIAMETERS MUST BE CUT:

     CONIFEROUS:

1.	STUMP DIAMETER — 15 CM MEASURED OUTSIDE BARK

2.	TOP DIAMETER — 11 CM MEASURED INSIDE BARK

     DECIDUOUS:

1.	STUMP DIAMETER — 15 CM MEASURED OUTSIDE BARK

2.	TOP DIAMETER — 10 CM MEASURED INSIDE BARK

THIS DISPOSITION IS SUBJECT TO THE TERMS AND CONDITIONS OF THE FORESTS ACT, PUBLIC LANDS ACT, FOREST PRAIRIE PROTECTION ACT, TIMBER MANAGEMENT REGULATION, TIMBER REGULATIONS, FOREST AND PRAIRIE PROTECTION REGULATIONS, PARTS 1 AND II, THE PROVINCIAL PLANNING AND HARVESTING GROUND RULES, AND ANY ACTS OR REGULATIONS PASSED IN SUBSTITUTION THEREOF.

Signed:	/s/ Dan Wilkinson

FOR:	MINISTER OF SUSTAINABLE RESOURCE DEVELOPMENT

NOTE: This timber disposition may be amended by the issuance of a separate form TM37.